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                       THE METZLER/PAYDEN INVESTMENT GROUP

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2005

EFFECTIVE NOVEMBER 1, 2005, THE FIRST SENTENCE IN THE SECOND PARAGRAPH UNDER THE SECTION ENTITLED "ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT" IN THE STATEMENT OF ADDITIONAL INFORMATION, PAGE 27, IS DELETED IN ITS ENTIRETY AND IS REPLACED BY THE FOLLOWING SENTENCE:

     "FOR PROVIDING ADMINISTRATIVE SERVICES TO THE GROUP, THE ADMINISTRATOR RECEIVES A MONTHLY FEE AT THE ANNUAL RATE OF 0.12% OF THE DAILY NET ASSETS OF THE GROUP."



THE DATE OF THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 17, 2005